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                                                                    EXHIBIT 99.3

                       ADS NOTICE OF GUARANTEED DELIVERY


                                      FOR

                      TENDER OF AMERICAN DEPOSITARY SHARES

                                       OF

                                 CENTERPULSE AG

                                       TO

                             ZIMMER HOLDINGS, INC.

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
       10:00 A.M., NEW YORK CITY TIME, 4:00 P.M., CENTRAL EUROPEAN TIME,

           ON MONDAY, AUGUST 25, 2003, UNLESS THE OFFER IS EXTENDED.


     This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if American depositary shares ("ADSs") of Centerpulse AG, a listed company incorporated in Switzerland ("Centerpulse"), or the American depositary receipts ("ADRs") evidencing such Centerpulse ADSs, are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Mellon Investor Services LLC, as U.S. exchange agent for the Offer, prior to the expiration of the Offer. Such form may be delivered by hand, facsimile transmission or mail to the U.S. exchange agent. See the section entitled "OUR OFFER" of the Offer to Exchange, dated June [--], 2003 (the "Prospectus").

                     U.S. Exchange Agent for the Offer is:

                          MELLON INVESTOR SERVICES LLC

               By Mail:                For ADS Notice of Guaranteed Delivery          By Overnight Courier:
                                                         By
     Mellon Investor Services LLC             Facsimile Transmission:              Mellon Investor Services LLC
      Reorganization Department           (For Eligible Institutions Only)          Reorganization Department
            P.O. Box 3301                                                               85 Challenger Road
  South Hackensack, New Jersey 07606               (201) 296-4293                       Mail Stop -- Reorg
                                                                                Ridgefield Park, New Jersey 07660
                                          Confirm Facsimile by Telephone:
                                                   (201) 296-4860
                                              (For Confirmation Only)
                                                      By Hand:
                                             Reorganization Department
                                              120 Broadway, 13th Floor
                                              New York, New York 10271

     DELIVERY OF THIS ADS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUMENTS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE U.S. EXCHANGE AGENT.

     This ADS Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on an ADS Letter of Transmittal is required to be guaranteed by an "eligible institution" (as defined in the Prospectus) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the ADS Letter of Transmittal.

     The eligible institution that completes this form must communicate the guarantee to the U.S. exchange agent and must deliver the ADS Letter of Transmittal or an agent's message and Centerpulse ADSs to the U.S. exchange agent within the time period shown herein. Failure to do so could result in a financial loss to such eligible institution.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED
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Ladies and Gentlemen:

     The undersigned represents that the undersigned owns and hereby tenders to Zimmer Holdings, Inc., a Delaware corporation ("Zimmer"), upon the terms and subject to the conditions set forth in the Prospectus, and the related ADS Letter of Transmittal (which, together with the Prospectus, and any amendment or supplement thereto, collectively constitute the "Offer"), the Centerpulse ADSs set forth below, pursuant to the guaranteed delivery procedure set forth in the Prospectus.

 Number of Centerpulse ADSs:

 ----------------------------------------------------------
 Certificate No(s). (if available):

 ----------------------------------------------------------

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 If securities will be tendered by book-entry transfer at The Depositary Trust
 Company, please provide:

 Account No.:
 -------------------------------------------

 Dated:
 --------------------------------------------------
 Name(s) of Record Holder(s):

 -----------------------------------------------------------

 -----------------------------------------------------------
                                 (Please Print)

 Address(es):
 ---------------------------------------------

 -----------------------------------------------------------
                                                             (Include Zip Code)

 Area Code and Telephone No(s).:
 -----------------------

 -----------------------------------------------------------

 Signature(s):
 ---------------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a commercial bank, savings and loan association or brokerage house which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program, guarantees the delivery to the U.S. exchange agent of the Centerpulse ADSs tendered hereby, together with a properly completed and duly executed ADS Letter of Transmittal (or manually signed facsimile(s) thereof) and any other required documents, or an agent's message (as defined in the Prospectus) in the case of a book-entry delivery of Centerpulse ADSs, all within three New York Stock Exchange trading days of the date hereof.

 ----------------------------------------------------------
                                 (Name of Firm)

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                             (Authorized Signature)

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                                    (Address)

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                                   (Zip Code)

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                                     (Title)

 ----------------------------------------------------------
                           (Please Print or Type Name)

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                          (Area Code and Telephone No.)

 ----------------------------------------------------------
                                     (Date)

     DO NOT SEND ADRS REPRESENTING CENTERPULSE ADSS WITH THIS FORM - SUCH ADRS SHOULD BE SENT WITH YOUR ADS LETTER OF TRANSMITTAL.

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